STRIVE U.S. SEMICONDUCTOR ETF
SCHEDULE OF INVESTMENTS
September 30, 2025 (Unaudited)

COMMON STOCKS - 99.5%	Shares	Value
Information Technology - 99.2%(a)
Application Software - 5.3%
Cadence Design Systems, Inc. (b)	9,121	$3,203,842
Synopsys, Inc. (b)	6,220	3,068,886
		6,272,728
Electronic Equipment & Instruments - 0.9%
Keysight Technologies, Inc. (b)	5,741	1,004,216

Electronic Manufacturing Services - 1.8%
TE Connectivity PLC	9,912	2,175,981

Semiconductor Materials & Equipment - 20.0%
Applied Materials, Inc.	26,908	5,509,144
ASML Holding NV	6,276	6,075,733
Entegris, Inc.	5,068	468,587
KLA Corp.	4,470	4,821,342
Lam Research Corp.	42,465	5,686,064
MKS, Inc.	2,246	277,987
Teradyne, Inc.	5,330	733,621
		23,572,478
Semiconductors - 71.2%(a)
Advanced Micro Devices, Inc. (b)	28,755	4,652,272
Analog Devices, Inc.	16,532	4,061,913
ARM Holdings PLC - ADR (b)	4,205	594,966
Astera Labs, Inc. (b)	4,455	872,289
Broadcom, Inc.	66,242	21,853,898
Intel Corp.	133,830	4,489,997
Lattice Semiconductor Corp. (b)	4,520	331,406
Marvell Technology, Inc.	28,869	2,427,017
Microchip Technology, Inc.	17,756	1,140,290
Micron Technology, Inc.	37,454	6,266,803
Monolithic Power Systems, Inc.	1,556	1,432,516
NVIDIA Corp.	134,380	25,072,620
NXP Semiconductors NV	8,462	1,927,051
ON Semiconductor Corp. (b)	13,664	673,772
QUALCOMM, Inc.	18,028	2,999,138
Rambus, Inc. (b)	3,572	372,202
STMicroelectronics NV	21,242	600,299
Texas Instruments, Inc.	23,482	4,314,348
		84,082,797
Total Information Technology		117,108,200

STRIVE U.S. SEMICONDUCTOR ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2025 (Unaudited)

COMMON STOCKS - 99.5% (CONTINUED)	Shares	Value
Materials - 0.3%
Specialty Chemicals - 0.3%
DuPont de Nemours, Inc.	4,681	$364,650
TOTAL COMMON STOCKS (Cost $86,474,926)		117,472,850

SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 0.5%
First American Government Obligations Fund - Class X, 4.05%(c)	602,898	602,898
TOTAL MONEY MARKET FUNDS (Cost $602,898)		602,898

TOTAL INVESTMENTS - 100.0% (Cost $87,077,824)		$118,075,748
Liabilities in Excess of Other Assets - (0.0)% (d)		(14,120)
TOTAL NET ASSETS - 100.0%		$118,061,628

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
PLC - Public Limited Company

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)	Non-income producing security.
(c)	The rate shown represents the 7-day annualized yield as of September 30, 2025.
(d)	Represents less than 0.05% of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

STRIVE U.S. SEMICONDUCTOR ETF

Summary of Fair Value Disclosure as of September 30, 2025 (Unaudited)

Strive U.S. Semiconductor ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of September 30, 2025:

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets
Common Stocks	$117,472,850	$—	$—	$117,472,850
Money Market Funds	602,898	—	—	602,898
Total Investments	$118,075,748	$—	$—	$118,075,748
Refer to the Schedule of Investments for further disaggregation of investment categories.
During the fiscal period ended September 30, 2025, the Strive U.S. Semiconductor ETF did not invest in any Level 3 investments and recognized no transfers to/from Level 3. Transfers between levels are recognized at the end of the reporting period.